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Security Federal Corporation
(Name of Registrant as Specified in Its Charter)

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                            June 20, 2008

Dear Fellow Shareholder:

It is with great pleasure that I invite you to attend Security Federal Corporation=s Annual Meeting of Shareholders, to be held on July 17, 2008 at Newberry Hall, located at 117 Newberry Street, SW, Aiken, South Carolina at 2:00 p.m., Eastern time.  This meeting will include management=s report to you on our financial and operating performance during the fiscal year ended March 31, 2008, as well as an update on the progress we=ve made in achieving our longer term corporate goals.

A critical aspect of the annual meeting is the shareholder vote on corporate business items.  I urge you to exercise your voting rights as a shareholder and participate.  All the materials you need to vote via the mail are enclosed in this package.  Please look them over carefully.  Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

Your Board of Directors and management are committed to the continued success of Security Federal Corporation and to the enhancement of your investment.  As your Chairman, I want to express my appreciation for your confidence and support.

                        Sincerely,

                                                        /s/ T. Clifton Weeks
                        T. Clifton Weeks
                        Chairman

SECURITY FEDERAL CORPORATION
P.O. Box 810
Aiken, South Carolina 29802
(803) 641-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 17, 2008

Notice is hereby given that the Annual Meeting of Shareholders of Security Federal Corporation will be held at Newberry Hall, located at 117 Newberry Street, SW, Aiken, South Carolina, on July 17, 2008, at 2:00 p.m., Eastern time.  A proxy card and a proxy statement for the meeting are enclosed.

The meeting is for the purpose of considering and acting upon:

Proposal 1:	The election of three directors of Security Federal Corporation
Proposal 2:	The adoption of the Security Federal Corporation 2008 Equity Incentive Plan

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the meeting.

The Board of Directors has fixed the close of business on June 12, 2008 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

A complete list of shareholders entitled to vote at the meeting is available for examination by any shareholder, for any purpose germane to the meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of Security Federal Corporation located at 238 Richland Avenue, NW, Aiken, South Carolina, from the date of this proxy statement through the meeting.

                        BY ORDER OF THE BOARD OF DIRECTORS

                                                        /s/ Robert E. Alexander
                        Robert E. Alexander
                        Secretary

Aiken, South Carolina
June 20, 2008

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum at the meeting.  A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT

SECURITY FEDERAL CORPORATION
P.O. Box 810
Aiken, South Carolina 29802
(803) 641-3000

ANNUAL MEETING OF SHAREHOLDERS
July 17, 2008

The Board of Directors of Security Federal Corporation is using this proxy statement to solicit proxies from our shareholders for use at the annual meeting of shareholders.  We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about June 20, 2008.

The information provided in this proxy statement relates to Security Federal Corporation and its wholly-owned subsidiary, Security Federal Bank.  Security Federal Corporation may also be referred to as ASecurity Federal@ and Security Federal Bank may also be referred to as the ABank.@  References to Awe,@ Aus@ and Aour@ refer to Security Federal and, as the context requires, Security Federal Bank.

INFORMATION ABOUT THE ANNUAL MEETING

    Our annual meeting will be held as follows:

Date:	Thursday, July 17, 2008
Time:	2:00 p.m., Eastern time
Place:	Newberry Hall, located at 117 Newberry Street, SW, Aiken, South Carolina

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	The election of three directors of Security Federal Corporation for three-year terms
Proposal 2.	The adoption of the Security Federal Corporation 2008 Equity Incentive Plan

We also will transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on June 12, 2008 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Security Federal=s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Security Federal common stock you own.  On the record date, there were 2,531,906 shares of Security Federal common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a shareholder of record if your shares of Security Federal common stock are held in your name.  If you are a beneficial owner of Security Federal common stock held by a broker, bank or other nominee (i.e., in Astreet name@), please see the instructions in the following question.

Shares of Security Federal common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of Security Federal common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder=s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares AFOR@ the election of each of our director nominees and AFOR@ the adoption of the 2008 Equity Incentive Plan.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form that accompanies this proxy statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, such as the proposal to adopt the 2008 Equity Incentive Plan, shares not voted are treated as Abroker non-votes.@

If your shares are held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker, you must contact your broker.  If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Security Federal common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for more than 30 days or a new record date is set.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Security Federal common stock.  Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our articles of incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote AFOR@ the election of each of its director nominees.

Vote Required to Approve Proposal 2: Adoption of the 2008 Equity Incentive Plan

Approval of the Security Federal Corporation 2008 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions from voting on the proposal will have the same effect as a vote against the proposal, and broker non-votes on this proposal will have no effect on this proposal. In determining the percentage of votes that have been affirmatively voted on this proposal, the affirmative votes will be measured against the aggregate votes for and against the proposal, plus the abstentions from voting on the proposal. Our Board of Directors unanimously recommends that you vote AFOR@ the approval of the 2008 Equity Incentive Plan.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

$	submitting a new proxy with a later date;

$	notifying the Secretary of Security Federal in writing before the annual meeting that you have revoked your proxy; or

$	voting in person at the annual meeting.

Any written notice revoking a proxy should be delivered to Robert E. Alexander, Secretary, Security Federal Corporation, 238 Richland Avenue, NW, Aiken, South Carolina 29801.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 12, 2008, the voting record date, information regarding share ownership of:

$
those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of Security Federal=s common stock, other than directors and executive officers;

$	each director and director nominee of Security Federal;

$	each executive officer of Security Federal or the Bank named in the Summary Compensation Table appearing under AExecutive Compensation@ below (known as Anamed executive officers@); and

$	all current directors and executive officers of Security Federal and the Bank as a group.

Persons and groups who beneficially own in excess of five percent of Security Federal=s common stock are required to file with the Securities and Exchange Commission (ASEC@), and provide a copy to us, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Security Federal=s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of any shares of common stock if  he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person=s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Name	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding

Beneficial Owners of More Than 5%
(Other Than Directors and Executive Officers)

Mr. and Mrs. Robert E. Scott, Sr.	224,710	8.88
4 Inverness West
Aiken, South Carolina 29803

Thomas W. Weeks (2)	197,316	7.79
3761 Dock Site Road
Edisto Island, South Carolina 29438

Directors

T. Clifton Weeks (3)	306,830	12.12
Gasper L. Toole, III (4)	105,600	4.17
Thomas L. Moore (5)	10,484	*
Robert E. Alexander (6)	8,400	*
William Clyburn (7)	7,514	*
Frank M. Thomas, Jr. (8)	9,495	*

Named Executive Officers**

Timothy W. Simmons (9)	175,095	6.92
J. Chris Verenes (10)	17,334	*
Roy G. Lindburg (11)	50,775	2.00

All directors and executive officers as a group (9 persons)	691,527	27.02

__________
*	Less than one percent of shares outstanding.
**	Each of the named executive officers is also a director of Security Federal.
(1)
The amounts shown include the following amounts of common stock which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options granted pursuant to Security Federal=s stock option plans: Mr. Moore, 3,200 shares; Mr. Alexander, 3,200 shares; Mr. Clyburn, 2,900 shares; Mr. Thomas, 4,400 shares; Mr. Verenes, 9,000 shares; and Mr. Lindburg, 4,400 shares.

(2)	Thomas W. Weeks is the brother of Harry O. Weeks, Jr., a director emeritus of Security Federal. Includes 45,600 shares held by his wife.
(3)	Includes 295,878 shares held indirectly through a partnership.
(4)	Includes 26,900 shares held by his wife.
(5)	Includes 2,880 shares held by his wife.
(6)	Includes 3,000 shares held by his son.
(7)	Includes 3,564 shares held jointly with his wife.
(8)	Includes 4,641 shares held jointly with his wife.
(9)	Includes 68,646 shares held by his wife.
(10)	Includes 300 shares held jointly with his wife.
(11)	Includes 45,995 shares held in a trust.

PROPOSAL 1 B ELECTION OF DIRECTORS

Our Board of Directors consists of nine members and is divided into three classes.  Effective April 1, 2008, Director Harry O. Weeks, Jr. resigned as a director of Security Federal and the Bank.  He will continue his service to Security Federal and the Bank as a director emeritus.  Subsequently, the Nominating Committee of the Board of Directors selected Frank M. Thomas, Jr. as a potential candidate for director of Security Federal and the Bank.  On May 15, 2008, the Board of Directors appointed Frank M. Thomas, Jr. as a director of Security Federal and the Bank.  Mr. Thomas will fill the vacancies on each Board created by Mr. Weeks= resignation.

One-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  The table below sets forth information regarding each director of Security Federal and each nominee for director.  The Nominating Committee of the Board of Directors selects nominees for election as directors.  All of our nominees currently serve as directors of Security Federal and the Bank.  Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote AFOR@ the election of Robert E. Alexander, William Clyburn and Frank M. Thomas, Jr.

Name	Age (1)	Positions Held in Security Federal and the Bank	Director Since (2)	Term to Expire

NOMINEES

Robert E. Alexander	68	Secretary and Director of Security Federal and the Bank	1988	2011(3)

William Clyburn	66	Director of Security Federal and the Bank	1993	2011(3)

Frank M. Thomas, Jr.	61	Executive Vice President of the Bank and Director of Security Federal and the Bank	2008	2011(3)

CONTINUING DIRECTORS

Timothy W. Simmons	62	President, Chief Executive Officer and Director of Security Federal, and Chairman of the Board and Chief Executive Officer of the Bank	1983	2009

T. Clifton Weeks	81	Chairman of the Board of Security Federal and Director of the Bank	1958	2009

Roy G. Lindburg	47	Treasurer, Chief Financial Officer and Director of Security Federal and the Bank	2005	2009

Gasper L. Toole, III	82	Director and Vice Chairman of Security Federal and Director of the Bank	1958	2010

Thomas L. Moore	57	Director of Security Federal and the Bank	1990	2010

J. Chris Verenes	51	President of the Bank and Director of Security Federal and the Bank	2002	2010
___________
(1)	As of March 31, 2008.
(2)	Includes service on the Board of Directors of the Bank.
(3)	Assuming election or re-election at the annual meeting.

Set forth below is the principal occupation of each nominee for director and each director continuing in office.  All nominees and directors have held their present positions for at least five years unless otherwise indicated.

Robert E. Alexander is the Chancellor Emeritus of the University of South Carolina B Aiken after having served as Chancellor from 1983 to June 2000.  Dr. Alexander is past chair and current member of the Board of Governors as well as the Patient Safety Committee of Aiken Regional Medical Centers, a wholly-owned subsidiary of Universal  Health Services.  He serves as Chair of the Board of Directors of the Child Advocacy Center of Aiken, an organization that provides emergency intervention, forensic exams and counseling to children in abusive situations.  He is a member of the Vestry of St. Thaddeus Episcopal Church.  He has recently served as a member of the following boards: The Bishop Gravatt Episcopal Retreat Center, The Aiken Preparatory School and The Lambda Chi Alpha National Fraternity Indianapolis, Indiana.  In addition Dr. Alexander regularly serves as a consultant for architectural firms on a national and a regional basis in the fields of higher education and health care facilities.

William Clyburn is retired.  Prior to his retirement in March 2005, he was employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a United States Department of Energy contractor located in Aiken, South Carolina, since September 1994.  He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1986 to June 1994.  Mr. Clyburn serves in the South Carolina House of Representatives.

Frank M. Thomas, Jr. is an Executive Vice President of the Bank.  He began his career with the Bank in 1994 as a Business Development Officer and has served in positions of increasing responsibilities in his 14 years with the Bank.  His most recent positions have included Senior Vice President of Commercial Lending and Senior Vice President and Aiken Area Executive of the Bank.  Mr. Thomas is active in the Aiken community and serves as a Board Member and Treasurer for the Greater Aiken Chamber of Commerce, Board Member and Treasurer for the University of South Carolina at Aiken Partnership Board, Board Member and Co-Chairman for the Aiken Downtown Development Association, and Board Member for the Free Medical Clinic of Aiken County.

Timothy W. Simmons has been President of Security Federal since 1987 and Chief Executive Officer since June 1994.  Mr. Simmons was elected President and Chief Operating Officer of the Bank in January 1987 and served in these capacities from March 1987 to December 2001.  In May 1988, Mr. Simmons became Chief Executive Officer of the Bank and in January 2002, he was elected Chairman of the Bank=s Board of Directors.

T. Clifton Weeks has been Chairman of the Board of Security Federal since July 1987 and was Chief Executive Officer from July 1987 until June 1994.  Mr. Weeks served as Chairman of the Board of the Bank from January 1987 until January 2002 and was Chief Executive Officer from 1987 until May 1988.  Prior thereto, he served as President and Managing Officer of the Bank beginning in 1958.

Roy G. Lindburg has been Treasurer and Chief Financial Officer of Security Federal and the Bank since January 1995.  He has been an Executive Vice President since January 2005.

Gasper L. Toole, III is a retired attorney and was of counsel to the law firm of Toole & Toole from March 1991 to December 2006.  Prior to that time, he was a partner in the firm.  He served as Vice President of Security Federal from July 1987 and of the Bank from August 1958 until December 2006.  He has been Vice Chairman of Security Federal since July 2006.  Mr. Toole has been a member of the Aiken County Higher Education Commission (University of South Carolina B Aiken) from 1965 to present, and its Chairman from 1986 until 2002.  He was a founding Trustee of Mead Hall Episcopal School and a member of the Board of Aiken Technical College from 1986 until 2002.

Thomas L. Moore is Executive Vice President of Community Financial Services Association of America, a national organization that promotes regulation of the payday advance industry and consumer protections, a position he has held since July 2007.  He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.  He was a South Carolina Senator for 26 years, from 1981 until 2007.

J. Chris Verenes was elected President of the Bank effective January 26, 2004.  Prior to that, he held a variety of management positions with Washington Group International, an engineering and construction company that manages and operates major government sites throughout the United States for the Department of Energy.  He was Director of Planning and Administration from 2001 to January 2004, Chief of Staff during 2001, Director of Strategic Programs for the business unit from 2000 to 2001 and Deputy Manager of Business from 1996 to 2000.  Prior to his employment by Washington Group International, Mr. Verenes served as Controller for Riegel Textile Corporation, as Director of Control Data and Business and Technology Center, and as Executive Director of the South Carolina Democratic Party.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Security Federal and the Bank conduct their business through Board and committee meetings.  During the fiscal year ended March 31, 2008, the Security Federal Board of Directors held 12 regular meetings.  The Board of Directors of the Bank generally meets on a monthly basis and during the fiscal year ended March 31, 2008, met 12 times.  No director attended fewer than 75% of the total meetings of the Boards and committees on which he served during this period.

Committees and Committee Charters

Security Federal=s Board of Directors has standing Executive, Audit, Compensation, Proxy and Nominating Committees. The Bank=s Board of Directors has standing Executive, Audit, Compensation, Loan and Review Committees.  Security Federal=s Audit and Nominating Committees have adopted written charters and since copies of these charters are not available on our website, they must be attached to the annual meeting proxy statement at least once every three years or when materially amended.  The Nominating Committee charter is attached to this proxy statement as Appendix A.  The Audit Committee charter was attached to our proxy statement dated June 16, 2006.

Committees of the Security Federal Board of Directors

The Executive Committee, comprised of Directors T. Clifton Weeks (Chairman), Toole, Alexander, Simmons, Verenes and Lindburg meets on an as needed basis to handle matters arising between Board meetings.  This Committee met twice during the fiscal year ended March 31, 2008.

The Audit Committee, comprised of Directors Moore (Chairman) and Clyburn, assists the Board in fulfilling its oversight responsibilities.  This Committee is responsible for reviewing our annual audited financial statements and any financial statements submitted to the public, appointment of the independent auditor and monitoring the independence and performance of our independent auditor and internal auditing department.  The Board of Directors has determined that there is no Aaudit committee financial expert,@ as defined by the SEC; however, the Board believes that the current members of the Audit Committee are qualified to serve based on their collective experience and background.  Each member of the Audit Committee is Aindependent,@ as defined under the rules of The Nasdaq Stock Market LLC (ANasdaq@).  Although Security Federal=s common stock is not listed on Nasdaq, it has chosen to apply Nasdaq=s definition of independence, as permitted by the SEC.  This Committee met 12 times during the fiscal year ended March 31, 2008.

The Compensation Committee, which also serves as the Stock Option Committee, is comprised of Directors T. Clifton Weeks (Chairman), Toole and Alexander.  This Committee meets on an as needed basis and makes recommendations to the Board regarding annual contributions to certain benefit plans and salaries for officers and employees.  Each member of the Committee is Aindependent,@ as defined by Nasdaq, with the exception of Mr. Weeks.  This Committee also determines certain minor administrative matters related to certain employee benefit plans.  This Committee met four times during the fiscal year ended March 31, 2008.

The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of Security Federal=s shareholders.  The Committee met once during the fiscal year ended March 31, 2008.

The Nominating Committee, consisting of Directors Alexander (Chairman), Toole and T. Clifton Weeks, was formed to ensure that we maintain the highest standards and best practices in all critical areas relating to the management of our business.  This Committee also selects nominees for the election of directors and develops a list of nominees for board vacancies.  Each member of the Committee is Aindependent,@ as defined by Nasdaq, with the exception of Mr. Weeks.  The Committee met once during the fiscal year ended March 31, 2008.

The Nominating Committee met on April 16, 2008 and May 15, 2008 to nominate directors for election at the meeting.  Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate=s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank=s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate=s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Security Federal.  The Committee will consider director candidates recommended by Security Federal=s shareholders.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of Security Federal=s Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see AShareholder Proposals and Nominations@ in this proxy statement.

Committees of the Security Federal Bank Board of Directors

The Executive Committee is composed of Directors Simmons (Chairman), T. Clifton Weeks, Toole, Alexander, Verenes and Lindburg.  To the extent authorized by the Board of Directors and by the Bank=s Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board.  All actions of this Committee are reviewed and ratified by the entire Board.  The Executive Committee met 18 times during the fiscal year ended March 31, 2008.

The Loan Committee is composed of Directors Verenes (Chairman), T. Clifton Weeks, Toole, Alexander, Simmons and Lindburg.  The Loan Committee is responsible for and oversees the Bank=s loan activities.  All actions of this Committee are reviewed and ratified by the entire Board.  This Committee met 35 times during the fiscal year ended March 31, 2008.

The Audit Committee reviews audit reports, reevaluates audit performance and handles relations with the Bank=s independent auditor to ensure effective compliance with regulatory and internal policies and procedures.  This Committee is comprised of Directors Moore (Chairman) and Clyburn.  The Audit Committee met 12 times during the fiscal year ended March 31, 2008.

The Compensation Committee makes recommendations to the Board regarding the amount of the Bank=s annual contribution to certain benefit plans and salaries for the Bank=s officers and employees.  This Committee also determines certain minor administrative matters related to certain employee plans.  The Compensation Committee is comprised of Directors T. Clifton Weeks (Chairman), Toole and Alexander.  This Committee met four times during the fiscal year ended March 31, 2008.

The Trust  Committee consists of Directors Toole (Chairman), T. Clifton Weeks, Alexander, Simmons, Verenes and Lindburg.  This Committee reviews and approves activities of Security Federal Trust, Inc., a subsidiary of the Bank.  This Committee met 21 times during the fiscal year ended March 31, 2008.

The Investment Committee consists of Directors Toole (Chairman), T. Clifton Weeks, Alexander, Simmons, Verenes and Lindburg.  This Committee reviews and approves activities of Security Federal Investments, Inc., a subsidiary of the Bank.  This Committee met four times during the fiscal year ended March 31, 2008.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  The Board of Directors is cognizant of its responsibility to comply with the provisions contained in the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC adopted thereunder.  The Board and its committees will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Code of Ethics.  The Board of Directors has adopted a written Code of Ethics for Principal Executive Officer and Senior Financial Officers, and requires individuals to maintain the highest standards of professional conduct.  You may obtain a copy of the Code of Ethics free of charge by writing to: Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.  In addition, the Code of Ethics was filed with the SEC as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2006.

Communication with the Board of Directors.  The Board of Directors maintains a process for shareholders to communicate with the Board of Directors.  Shareholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.  Any communication must state the number of shares beneficially owned by the shareholder making the communication.  The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action.

Annual Meeting Attendance by Directors.  We do not have a policy regarding Board member attendance at annual meetings of shareholders.  All members of the Board of Directors attended the 2007 annual meeting of shareholders.

Director Independence.  Although our common stock is not listed on Nasdaq, we have chosen to apply Nasdaq=s definition of Aindependence,@ as permitted by the SEC.  Gasper L. Toole, III, Thomas L. Moore, Robert E. Alexander and William Clyburn are all independent.  Timothy W. Simmons, J. Chris Verenes, Roy G. Lindburg and Frank M. Thomas, Jr. are executive officers of Security Federal and accordingly, are not independent.  T. Clifton Weeks is the father-in-law of Timothy W. Simmons and is therefore not independent.

Related Party Transactions.  Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank has adopted a policy to this effect.  At March 31, 2008, loans to all employees, officers and directors of the Bank totalled approximately $5.4 million, or 11.3% of Security Federal=s total shareholders= equity.  These loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank=s other customers and (3) did not involve more than the normal risk of collectibility or present other unfavorable features when made, other than those made under the Bank=s employee loan program, which is discussed below.  All loans to directors and executive officers are required to be reviewed by the Chief Executive Officer and the Loan Committee and reported to the Board.  Loans and aggregate loans of $500,000 or greater are reviewed and approved by the Bank=s Board of Directors, pursuant to Regulation O of the Federal Reserve Board.  All loan approval and review procedures are governed by written policies.

The Bank also offers an employee loan program to all employees to assist employees with loans for a variety of personal, family or household credit needs, or for the purchase, construction or refinancing of a home which is the employee=s primary residence.  All loans offered to employees are closed on the same terms as those available to members of the general public.  Following closing, the terms of employee loans are modified to reflect the preferential interest rate.  Existing loans may be modified to conform to the terms of the employee loan program.  The employee loan rates are modified on January 1 of each year to reflect the Bank=s cost of funds.  If an employee terminates employment at the Bank, the interest rate on the loan reverts to the original rate for the general public.  The table below provides information regarding our directors and executive officers who had indebtedness and principal payable thereon that exceeded $120,000 during the year ended March 31, 2008.

Name	Type of Loan	Amount Involved in the Transaction ($) (1)	Amount Outstanding as of March 31, 2008 ($)	Principal Paid During the Year Ended March 31, 2008 ($)	Interest Paid During the Year Ended March 31, 2008 ($)	Interest Rate (%)

Thomas L. Moore	Adjustable Rate Mortgage	604,000	597,990	6,010	16,783	5.75
	Equity Line of Credit	75,616	75,577	297	2,435	6.25

Roy G. Lindburg	Adjustable Rate Mortgage	83,205	77,533	5,672	4,265	5.50
	Equity Line of Credit	91,862	91,862	5,000	2,772	6.25

J. Chris Verenes	Residential Land Loan	129,132	122,657	6,475	5,858	5.25

__________
(1)	Consists of the largest aggregate amount of principal outstanding during the year ended March 31, 2008.

DIRECTORS= COMPENSATION

The following table shows the compensation paid to our directors for the fiscal year ended March 31, 2008, except for those who are our named executive officers.  Compensation for Directors Timothy W. Simmons, J. Chris Verenes and Roy G. Lindburg, who are the named executive officers of Security Federal, is included in the section below entitled AExecutive Compensation.@

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

T. Clifton Weeks	69,510	--	--	--	--	--	69,510
Gasper L. Toole, III	41,910	--	--	--	--	--	41,910
Thomas L. Moore	31,632	--	--	--	--	165 (1)	31,797
Harry O. Weeks, Jr.	29,106	--	--	--	--	--	29,106
Robert E. Alexander	41,910	--	--	--	--	--	41,910
William Clyburn	29,106	--	--	--	--	--	29,106
Frank M. Thomas, Jr. (2)	--	--	--	--	--	--	--

___________
(1)
Received for service on the North Augusta area and Midland Valley area advisory committees. These committees consist of local business people who meet monthly to advise the Bank on how it can better serve the community.

(2)	Mr. Thomas did not become a director of Security Federal and the Bank until May 15, 2008, and, therefore, did not receive any directors= compensation during the year ended March 31, 2008.

Security Federal does not compensate the members of its Board of Directors for service on the Board or committees.  The directors of the Bank receive fees of $1,633 per month.  The Chairman of the Board also receives an annual fee of $28,800.  Members of the Bank=s Executive Committee receive $1,650 per month for membership on this Committee, with the exception of Messrs. Simmons, Verenes and Lindburg, who do not receive a fee for service on this Committee.  Members of the Audit Committee receive $872 per meeting attended and the Chairman of the Audit

Committee also receives $218 per month.  Members of the Trust and Investments Committees receive $325 per month.  No fee is paid for service on the Bank=s Compensation or Loan Committees.

EXECUTIVE COMPENSATION

Compensation Discussion and Anaylsis

Compensation Committee.  The Compensation Committee of the Security Federal Board of Directors is responsible for establishing and monitoring our compensation policies and for reviewing and ratifying the actions of the Compensation Committee of the Bank=s Board of Directors.  Security Federal has not paid any compensation to its executive officers since its formation; all compensation is paid by the Bank.  The Bank=s Compensation Committee recommends and administers policies that govern executive compensation.  The Committee evaluates individual executive performance, compensation policies and salaries.  The Committee is responsible for evaluating the performance of the Chief  Executive Officer of the Bank while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding compensation levels.

Compensation Policies.  Our executive compensation policies are designed to establish an appropriate relationship between executive pay and our annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance our ability to attract and retain qualified executive officers.  The principles underlying the executive compensation policies include the following:

$	To attract and retain key executives who are vital to our long-term success and are of the highest caliber;

$	To provide levels of compensation competitive with those offered throughout the financial industry and consistent with our level of performance;

$	To motivate executives to enhance long-term shareholder value by building their equity interest in Security Federal; and

$	To integrate the compensation program with our annual and long-term strategic planning and performance measurement processes.

The Compensation Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives, including: (1) our performance, with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by our progress during the year.

Compensation Program Elements.  The compensation program for executive officers was designed by the Compensation Committee, and involves a combination of salary, retirement plans and equity compensation.  The Committee has broad discretion in setting compensation and instead of weighing each element of compensation against the others, views them as a total package.  The Committee has no specific policy for allocating between cash and non-cash compensation, but bases its decisions on what it deems to be the most effective form of compensation at the time, reviewing everything annually.  The Committee recently utilized the services of Grant Thornton, an executive compensation consultant, to assist with this process.  Grant Thornton compared the officer compensation paid by the Bank to the officer compensation paid by peer institutions.  The Compensation Committee also takes into account the cost of various elements of compensation to the Bank.

Base Salary.  The salary levels of executive officers are designed to be competitive within the banking and financial services industries.  In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in the Southeast and the United States.  The Committee=s peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors.  Specifically, the Compensation Committee annually reviews the South Carolina Banker=s Association Compensation and Benefits Survey,

the Bank Administration Institute Cash Compensation Survey and the America=s Community Banker=s Survey of Salaries which covers over 500 financial institutions nationwide.  The Committee also reviews salary information of publicly-traded financial institutions in South Carolina and Georgia to ensure that the salary paid by the Bank is competitive.  Base salary is designed to award the executives= day-to-day contributions to the success of Security Federal and the Bank.

Retirement Plans.  We also provide a 401(k) plan for all eligible employees and recently adopted a salary continuation plan for certain executive officers.  These plans are designed to encourage retention of our executives.  The benefit provided by the salary continuation plan begins on the last day of the year in which the executive attains age 65 or upon the executive=s separation from service, if later.  Benefits are also available under the salary continuation plans in the event of early retirement, death or disability, or a change in control, as explained in more detail below.

Equity Compensation.  Security Federal, with shareholder approval, adopted stock option plans in 1987, 1999, 2002 and 2006.  Under the plans, non-employee directors, emeritus directors, executive officers and other employees may receive awards of stock options and stock appreciation rights.  We believe that stock ownership by our executives is a significant factor in aligning the interests of the executives with those of shareholders.  Awards of stock options and stock appreciation rights under these plans are allocated based upon regulatory practices and policies, and the practices of other publicly traded financial institutions as verified by external surveys, as well as the executive officers= level of responsibility and contributions to Security Federal and the Bank.

On June 19, 2008, the Board of Directors of Security Federal unanimously adopted, subject to shareholder approval, the Security Federal Corporation 2008 Equity Incentive Plan.  If approved, this plan will allow us to grant stock options, stock appreciation rights, restricted stock and restricted stock units to directors, advisory directors, officers and other employees.  The Board decided to adopt this plan to provide more flexibility in offering equity incentives in order to keep the Bank=s compensation competitive.

Compensation Committee Report

The Compensation Committee of the Board of Directors has submitted the following report for inclusion in this proxy statement:

We have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management.  Based on the Committee=s review of and the discussion with management with respect to the Compensation Discussion and Analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

    Compensation Committee:                  T. Clifton Weeks, Chairman
    Gasper L. Toole, III
    Robert E. Alexander

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal year ended March 31, 2008 for our named executive officers: (1) Timothy W. Simmons, our principal executive officer; (2) Roy G. Lindburg, our principal financial officer; and (3) J. Chris Verenes, our only other executive officer who earned in excess of $100,000.  The named executive officers did not receive any bonuses, stock awards or non-equity incentive plan compensation in the year ended March 31, 2008; therefore, these columns have been omitted from the table below.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)(2)	All Other Compen- sation ($)(3)	Total ($)

Timothy W. Simmons	2008	224,458	--	87,768	25,957	338,183
President, Chief Executive Officer and
Director of Security Federal and	2007	215,481	--	72,137	33,507	321,125
Chairman of the Board and Chief
Executive Officer of the Bank

Roy G. Lindburg	2008	155,669	358	9,011	25,257	190,295
Treasurer, Chief Financial Officer and
Director of Security Federal and the Bank	2007	148,900	--	7,461	30,121	186,482

J. Chris Verenes	2008	187,473	358	15,632	26,149	229,612
President of the Bank and Director of
Security Federal and the Bank	2007	179,250	--	12,940	32,071	224,261

__________
(1)
Represents the dollar amount of expense recognized for financial statement reporting purposes for outstanding awards, calculated pursuant to the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), AShare-Based Payment@ (AFAS 123R@). For a discussion of valuation assumptions, see Note 14 of the Notes to Consolidated Financial Statements in Security Federal=s Annual Report on Form 10-K for the year ended March 31, 2008.

(2)	Represents the increase of each officer=s accumulated benefit under his salary continuation agreement.
(3)	Please see the table below for more information on the other compensation paid to our executive officers in the fiscal year ended March 31, 2008.

The following table sets forth details of AAll other compensation,@ as presented above in the Summary Compensation Table.

Name	Directors= Fees ($)	401(k) Plan Contribution ($)	Life Insurance Premium ($)	Country Club Dues ($)	Total ($)

Timothy W. Simmons	19,000	6,729	228	--	25,957
Roy G. Lindburg	19,000	4,666	228	1,363	25,257
J. Chris Verenes	19,000	5,620	204	1,325	26,149

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based awards made to our named executive officers for the fiscal year ended March 31, 2008.  We did not grant any non-equity incentive plan awards, equity incentive plan awards or restricted stock awards; therefore, these columns have been omitted from the table below.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

Timothy W. Simmons	--	--	--	--
Roy G. Lindburg	01/01/08	2,000 (1)	23.49	45,700
J. Chris Verenes	01/01/08	2,000 (1)	23.49	45,700

__________
(1)	These options were granted under the Security Federal 1999 Stock Option Plan and vest over five years in 20% increments beginning on January 1, 2013.

Outstanding Equity Awards

The following information with respect to outstanding option awards as of March 31, 2008 is presented for the named executive officers.  The named executive officers have no unvested stock awards or equity incentive plan awards outstanding; therefore, these columns have been omitted from the table below.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Timothy W. Simmons	--	--	--	--	--

Roy G. Lindburg	10/19/99	2,400	--	16.67	09/30/09
	01/01/05	2,000	--	20.55	01/01/15
	01/01/08	--	2,000 (1)	23.49	01/01/18

J. Chris Verenes	03/08/04	7,000	--	21.43	03/08/14
	01/01/05	2,000	--	20.55	01/01/15
	01/01/08	--	2,000 (1)	23.49	01/01/18

__________
(1)	These options vest over five years in 20% increments beginning on January 1, 2013.

Options Exercised and Stock Vested

The following table shows the value realized upon exercise of stock options for our named executive officers in the year ended March 31, 2008.  The named executive officers did not have any stock awards which vested during the year ended March 31, 2008.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)

Timothy W. Simmons	--	--
Roy G. Lindburg	1,500	8,748
J. Chris Verenes	--	--

Pension Benefits

The following information is presented with respect to the nature and value of pension benefits for the named executive officers at March 31, 2008.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)

Timothy W. Simmons	Salary Continuation Agreement	2	159,905	--
Roy G. Lindburg	Salary Continuation Agreement	2	16,472	--
J. Chris Verenes	Salary Continuation Agreement	2	28,572	--

___________
(1)
Represents each executive=s accrued account balance, which is the sum of all past accruals plus interest earned on the accruals. The accrued account balance is based on the present value of the targeted retirement benefit, 20% of final annual salary, payable for 15 years after retiring at age 65 or later. In other words, the accrued account balance represents an amount that is estimated to be needed to be set aside today in order to provide an eventual benefit upon retirement as specified in the agreement. In calculating present value, we assume each executive=s compensation will increase 4% annually until retirement and annual accruals will continue between now and retirement.

We entered into salary continuation agreements with Messrs. Simmons, Lindburg and Verenes, effective May 16, 2006.  The agreements provide an annual supplemental retirement benefit which begins on the last day of the year in which the executive attains age 65, or upon executive=s separation from service, if later.  These agreements are described in greater detail below, under APotential Payments Upon Termination.@

Potential Payments Upon Termination

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death.  In addition, our stock option plans also provide for potential payments upon termination.  The following table shows, as of March 31, 2008, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

Name	Normal Retirement ($)	Early Retirement ($)	Disability ($)	Change in Control ($)	Death ($)

Timothy W. Simmons
Change in Control Agreement	--	--	--	835,920	--
Salary Continuation Agreement	--	79,952	159,905	432,242	535,692
Equity Plans	--	--	--	--	--

Roy G. Lindburg
Change in Control Agreement	--	--	--	193,200	--
Salary Continuation Agreement	--	3,294	16,472	220,446	399,320
Equity Plans	--	--	--	-- (1)	--

J. Chris Verenes
Change in Control Agreement	--	--	--	232,560	--
Salary Continuation Agreement	--	5,714	28,572	288,183	433,090
Equity Plans	--	--	--	-- (1)	--

___________
(1)	The exercise price of unvested options was greater than the value of Security Federal=s stock at March 31, 2008.

Change in Control Agreements.  We have entered into agreements that could provide for payments to Messrs. Simmons, Lindburg and Verenes following a change in control.  If (1) a change in control, followed by a change in duties or salary, occurs during the term of the agreement, but before the executive reaches age 65 (age 72 for Mr. Simmons), and the executive resigns, or (2) the executive=s employment is terminated, other than for cause, at any time following a change in control but before the executive reaches age 65 (age 72 for Mr. Simmons), then payments are due.  Following either of these occurrences, the executive shall be paid in monthly installments for 12 consecutive months (36 for Mr. Simmons), or such lesser period until the executive reaches age 65 (age 72 for Mr. Simmons), an amount equal to 120% of the executive=s base salary at the time of the change in control.  A change in duties or salary is defined as having occurred if: (a) the executive=s duties and responsibilities following a change in control change in a way that results in the assignment of duties and responsibilities inferior to those at the time of the change in control; (b) the executive=s rate of annual salary is reduced from the rate in effect at the time of the change in control; or (c) the executive=s office is moved to a place more than 25 miles from Security Federal=s principal office in Aiken, South Carolina.

Each agreement has a term of one year, and may be extended for an additional year upon approval by the Board of Directors following a formal performance evaluation of the executive by the disinterested members of the Board of Directors.  The agreements contain a provision requiring reduction of any payments that would be deemed to constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Salary Continuation Agreements.  We entered into salary continuation agreements with Messrs. Simmons, Lindburg and Verenes, effective May 16, 2006.  The agreements provide an annual supplemental retirement benefit which begins on the last day of the year in which the executive attains age 65, or upon executive=s separation from service, if later.  The benefit equals 20% percent of the executive=s final pay, payable in monthly installments over 15 years.  An executive=s final pay is the highest of his annual base salary over the five year period ending with the year he separates from service.

The agreements also provide an early termination benefit if the executive terminates employment with the Bank prior to his attaining age 65.  The early termination benefit is an annual benefit based on the executive=s vested accrued balance under the agreement, determined when he separates from service from the Bank, adjusted monthly by an interest factor until the executive=s attainment of age 65.  The rate at which the executive vests in his early termination benefit is set forth in his agreement, with the vesting rate ranging from between 10 percent per year to 25 percent per year, depending on the executive.  As of March 31, 2008, Mr. Simmons was 50% vested, while Messrs. Lindburg and Verenes were 20% vested.  The early termination benefit is payable in monthly installments over 15 years, commencing on the first day of the month after the executive attains age 65.  During the payout period, the remaining accrued balance will be credited monthly by an interest factor.  The agreements also provide a disability termination benefit if the executive terminates employment with the Bank on account of disability prior to his attaining age 65.  The disability termination benefit is the same as the early termination benefit, except that the executive becomes 100 percent vested in his benefit upon his disability while actively employed.

In the event of a change in control, followed by a separation from service, the executive will receive an annual change in control benefit equal to 20 percent of the executive=s projected final pay.  An executive=s projected final pay is his final pay, as defined above, adjusted at a rate of 4 percent per year until the executive attains age 65.  The annual change in control benefit will be paid in monthly installments over 15 years, commencing on the first day of the month after the executive attains age 65.

Nondistributed benefits will be forfeited if within 24 months of the executive=s termination of employment the executive violates the noncompetition, nondisclosure or nonsolicitation provisions described in the agreement.  This forfeiture provision does not apply if there is a change in control.

If the executive dies while in the active service of the Bank but before he attains age 65, his beneficiary will receive a lump sum benefit based on the executive=s accrued balance that is paid within 60 days of his death.  If the executive dies after his benefit has commenced, the remaining benefits will be paid to the executive=s beneficiaries at the same time and the same amounts they would have been paid to the executive.  If the executive dies after he has become entitled to a benefit, but before the benefit commences, the benefit will commence to be paid to his beneficiaries within 30 days following the date the Bank or its successor receives a copy of the executive=s death certificate.  In addition to the death benefit described above, the executive will receive under a split dollar agreement an additional death benefit, equal to 50 percent of the Anet death proceeds.@  The net death proceeds is the death benefit received by the Bank under a life insurance policy taken out on the life of the executive, reduced by the greater of the cash surrender value of the policy or the aggregate premiums paid by the Bank on the policy.

In the event an executive becomes disabled, he is entitled to his accrued account balance.  That amount, plus interest until age 65, would be paid to the executive upon reaching age 65 over a 15-year period.

Stock Option Plans.  Our stock option plans provide for accelerated vesting of awards in the event of a change in control.  Currently, all outstanding options held by Mr. Simmons are fully vested.  Messrs. Lindburg and Verenes have unvested options awarded pursuant to the 1999 Stock Option Plan, which provides that if a tender offer or exchange offer for Security Federal=s shares is commenced, or if a change in control occurs, unless the committee administering the Plan has otherwise provided in the award agreement, and except as otherwise provided in an employment agreement or arrangement between Security Federal and the participant, all options granted and not fully exercisable shall become exercisable in full upon the happening of the event and will remain exercisable for a period of 60 days following that date, after which each such option will revert to being exercisable in accordance with its original provisions.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed of Directors T. Clifton Weeks, Toole and Alexander.  No members of this Committee were officers or employees of Security Federal or any of its subsidiaries during the year ended March 31, 2008 or had any relationships otherwise requiring disclosure.  Mr. Weeks served as Chief Executive Officer of Security Federal from 1987 until 1994 and is the father-in-law of Timothy W. Simmons, our President and Chief Executive Officer.

AUDIT COMMITTEE MATTERS

Audit Committee Charter.  The Audit Committee operates pursuant to a written charter approved by our Board of Directors.  The charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditor, the internal audit department and management of Security Federal.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process.

Report of the Audit Committee.  The Audit Committee reports as follows with respect to Security Federal=s audited financial statements for the year ended March 31, 2008:

$	The Audit Committee has reviewed and discussed Security Federal=s 2008 audited financial statements with management;

$
The Audit Committee has discussed with the independent auditor, Elliott Davis, LLC, the matters required to be discussed by Statement on Auditing Standards (ASAS@) No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

$
The Audit Committee has received written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee,  as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent auditor the auditor=s independence; and

$
The Audit Committee has, based on its review and discussions with management of the 2008 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that Security Federal=s audited financial statements for the year ended March 31, 2008 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

    Audit Committee:                 Thomas L. Moore, Chairman
    William Clyburn

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 2 B APPROVAL OF 2008 EQUITY INCENTIVE PLAN

General

On June 19, 2008, the Board of Directors of Security Federal unanimously adopted, subject to shareholder approval, the Security Federal Corporation 2008 Equity Incentive Plan.  The purpose of the plan is to promote the long-term growth and profitability of Security Federal by providing our directors, officers and employees with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence, and to provide these individuals with an equity interest in Security Federal.

The Equity Incentive Plan will allow us to grant stock options, stock appreciation rights, restricted stock and restricted stock units to directors, advisory directors, officers and other employees of Security Federal and its subsidiaries.  The plan will become effective as of the date it is approved by the shareholders.  If the plan is approved and awards are granted, it will have a dilutive effect on Security Federal=s shareholders and will impact its net income and shareholders= equity, although the actual results cannot be determined until the plan is implemented.

We presently maintain the 1999 Stock Option Plan, the 2002 Stock Option Plan and the 2006 Stock Option Plan for the benefit of participating directors, officers and employees.  As of March 31, 2008, 35,600 shares were available for the grant of options under these existing plans.  However, upon shareholder approval of the Equity Incentive Plan, no more options will be granted under the current plans. We believe that a comprehensive stock compensation program is an important element of our overall incentive compensation strategy and the adoption of the Equity Incentive Plan will assist us in meeting the objectives of that strategy.

A summary of the Equity Incentive Plan is set forth below.  This summary is, however, qualified by and subject to the more complete information set forth in the plan, a copy of which is attached to this proxy statement as Appendix B.

Summary

Administration.  The Equity Incentive Plan will be administered by a committee appointed by the Board of Directors, consisting of at least two directors, each of whom must be a non-employee director and an outside director, as those terms are defined in the plan.  The committee is authorized to make all determinations and decisions under the plan.  The committee also determines the individuals to whom awards will be made, the type and amount of awards that will be made, and the terms and conditions applicable to all awards.  The committee is also authorized to establish rules for the administration of the plan.

Number of Shares That May Be Awarded.  Security Federal has reserved 50,000 shares of its common stock for issuance under the Equity Incentive Plan in connection with the exercise of awards, to be allocated among the different types of awards as the committee administering the plan determines.  The maximum aggregate number of shares which may be issued upon exercise of options and stock appreciation rights to any one individual in any calendar year is 5,000 shares.  The maximum aggregate number of shares which may be issued upon award of restricted stock awards to any one individual in any calendar year is 5,000 shares.  Shares representing tandem stock appreciation rights are counted as either shares representing options outstanding or stock appreciation rights outstanding, but not as both.  Any shares subject to an award which is forfeited will again be available for issuance under the plan.

The authorization of 50,000 shares of Security Federal=s common stock for issuance under the Equity Incentive Plan represents 1.97% of the amount of its common stock outstanding on the voting record date, June 12, 2008.  The fair market value of these shares is approximately $1.2 million, based on the closing price of Security Federal=s common stock on June 12, 2008.  Shares of common stock to be issued under the Equity Incentive Plan will be authorized but unissued shares.  As a result, the interests of current shareholders will be diluted.  If the Equity Incentive Plan is ratified and the 1999 Stock Option Plan, the 2002 Stock Option Plan and the 2006 Stock Option Plan are retired, current shareholders would be diluted by approximately 1.98% based on the number of shares outstanding on June 12, 2008. Dilution, as of the same date under the existing plans, would be 1.39%, so the net effect of approval of the Equity Incentive Plan is 0.59% dilution.

Adjustments Upon Changes in Capitalization.  In the event of any recapitalization, split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, the committee will proportionately adjust the number and kind of securities to be available for grant thereafter, the number and kind of securities to be delivered with respect to outstanding awards and the exercise price of stock options and stock appreciation rights.

Eligibility to Receive Awards.  The committee may grant awards under the Equity Incentive Plan to directors, advisory directors, officers and employees of Security Federal and its subsidiaries.  The committee will select persons to receive awards among the eligible participants and determine the number of shares for each award granted.  We estimate that there are approximately 271 individuals who will be eligible to receive awards under the plan.

Terms and Conditions of Stock Options.  The committee may grant stock options to purchase shares of Security Federal common stock at a price that is not less than the fair market value of the common stock on the date the option is granted.  Generally, the fair market value is the closing sales price as quoted on the OTC Bulletin Board.  If the closing price is not regularly reported, the plan specifies how fair market value is determined.  Stock options may not be exercised later than ten years after the grant date.  Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the Equity Incentive Plan to officers and employees may be designated as Aincentive stock options.@  Options that are not designated and do not otherwise qualify as incentive stock options are referred to as Anon-qualified stock options.@  Non-employee directors may only be issued non-qualified stock options.

The committee will determine the time or times at which a stock option may be exercised in whole or in part, and the method or methods by which, and the forms in which, payment of the exercise price with respect to the stock option may be made.  Unless otherwise determined by the committee or set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock option by its terms if sooner.

Terms and Conditions of Stock Appreciation Rights.  The committee may grant stock appreciation rights, which give the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price.  The exercise price may not be less than the fair market value of the common stock on the date the right is granted.  Upon the exercise of a stock appreciation right, the holder will receive the amount due in shares of Security Federal common stock or in cash, as determined by the committee administering the plan.  Stock appreciation rights may be related to stock options (Atandem stock appreciation rights@), in which case the exercise of one award will reduce to that extent the number of shares represented by the other award.  Stock appreciation rights may not be exercised later than ten years after the grant date.

Unless otherwise determined by the committee or set forth in the written award agreement evidencing the grant of the stock appreciation right, upon termination of service of the participant for any reason other than for cause, all stock appreciation rights then currently exercisable by the participant shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock appreciation right by its terms if sooner.

Terms and Conditions of Restricted Stock Awards.  The committee is authorized to grant restricted stock, which are shares of Security Federal common stock subject to forfeiture and limits on transfer until the shares vest, and restricted stock units, which are rights to receive shares of Security Federal common stock subject to similar limits as on restricted stock.  At the time of the award, the committee administering the plan will determine whether the recipient of restricted stock will have all the rights of a shareholder, including the power to vote and the right to receive dividends with respect to those shares.  The committee will also determine whether such rights will apply to a recipient of an award of restricted stock units, but such rights will not apply until shares are issued for those units; however, recipients may receive a dividend equivalent payment at the discretion of the committee.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.  The committee has the right to determine any other terms and conditions, not inconsistent with the Equity Incentive Plan, upon which a restricted stock award shall be granted.

Vesting of Awards.  The committee shall determine the vesting schedule of all awards under the Equity Incentive Plan, including any performance-based or other criteria for the vesting of awards.  Upon a change in control of Security Federal or upon the termination of the award recipients= service due to death or disability, all unvested awards under the Plan vest as of the date of the change in control or termination.

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death, disability or a change in control, the unvested portion of the award will be forfeited by the holder.  Upon any termination of service for cause, all stock options or stock appreciation rights not previously exercised shall be immediately forfeited by the holder.

Transferability of Awards.  Stock options, stock appreciation rights and unvested restricted stock awards may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance.  Stock options and stock appreciation rights may be transferred during the lifetime of the holder to whom it was awarded only pursuant to a qualified domestic relations order.

Amendment and Termination of the Incentive Plan.  The Equity Incentive Plan shall continue in effect for a term of ten years, after which no further awards may be granted.  The Board of Directors may at any time amend, suspend or terminate the plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted.  Shareholder approval will generally be required with respect to an amendment to the plan that will: (1) increase the aggregate number of securities that may be issued under the plan, except as specifically set forth under the plan; (2) materially increase the benefits accruing to participants under the plan; (3) materially change the requirements as to eligibility for participation in the plan; or (4) change the class of persons eligible to participate in the plan.  No amendment, suspension or termination of the Equity Incentive Plan, however, will impair the rights of any participant, without his or her consent, in any award already granted.

Federal Income Tax Consequences

Non-qualified Stock Options.  Under current federal tax law, non-qualified stock options granted under the Equity Incentive Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to Security Federal.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost (the exercise price of the shares) is taxable to the optionee as compensation income and is generally deductible by Security Federal.  The optionee=s tax basis for the shares is the market value of the shares at the time of exercise.  When the Security Federal stock acquired as a result of exercising the non-qualified stock options is sold, there will be a capital gain or loss depending on whether the sales proceeds for the stock is more or less than the tax basis of the shares.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the Equity Incentive Plan will result in any federal tax consequences to either the optionee or Security Federal, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee=s alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and Security Federal will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option.  The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

Stock Appreciation Rights.  The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise.  Security Federal will be entitled to a corresponding deduction.

Restricted Stock Awards.  Recipients of shares granted under the Equity Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock.  Recipients of shares granted under the Equity Incentive Plan will also recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

Proposed Awards Under the Incentive Plan

No awards have been proposed by the Board of Directors as of the date of this proxy statement.

The Board of Directors unanimously recommends that you vote AFOR@ adoption of the 2008 Equity Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who beneficially own more than 10% of any registered class of Security Federal=s equity securities to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on a review of the reports and written representations provided to us by these persons, we believe that all filing requirements applicable to our reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with during the fiscal year ended March 31, 2008, except for Form 4s covering one transaction filed by each of J. Chris Verenes, Roy G. Lindburg and Margaret A. Hurt.

SHAREHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in our proxy solicitation materials for the next year=s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at our main office at 238 Richland Avenue, NW, Aiken, South Carolina, no later than February 20, 2009.  Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Securities Exchange Act of 1934.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting of shareholders, the shareholder must deliver written notice of the nominations and/or proposals to the Secretary not less than 30 nor more than 90 days prior to the date of the meeting; provided that if less than 45 days= notice or prior public disclosure of the meeting is given or made to shareholders, the notice must be delivered not later than the close of the 15th day following the day on which notice of the meeting was mailed to shareholders or public disclosure was made.  As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person=s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder=s name, address and number of shares of common stock held, and briefly discuss the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the shareholder in the proposal.

AUDITOR

Elliott Davis, LLC served as our independent auditor for the fiscal year ended March 31, 2008.  The Audit Committee of the Board of Directors has appointed Elliott Davis, LLC as independent auditor for the fiscal year ending March 31, 2009.

The following table sets forth the aggregate fees billed or expected to be billed to Security Federal by Elliott Davis, LLC for professional services rendered for the fiscal years ended March 31, 2008 and 2007.

	Year Ended March 31,
	2008	2007

Audit Fees	$74,750	$58,700
Audit-Related Fees	--	--
Tax Fees	14,005	24,787 (1)
All Other Fees (2)	15,500	31,413

____________
(1)	Includes review of tax matters associated with an acquisition.
(2)	Consists of fees associated with cost segregation studies and the annual audit of our employee stock ownership plan, and in 2007, fees associated with procedures relating to an acquisition.

         The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditor in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.

Representatives of Elliot Davis, LLC are expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should they desire to do so.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the meeting other than those matters described in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

We will bear the cost of solicitation of proxies.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Security Federal common stock.  In addition to solicitation by mail, directors, officers and employees of Security Federal and the Bank may solicit proxies personally or by telephone, without additional compensation.

Security Federal=s Annual Report to Shareholders, including consolidated financial statements, accompanies this proxy statement.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to Security Federal.  The Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

A copy of the Annual Report on Form 10-K as filed with the SEC will be furnished without charge to shareholders as of the close of business on the voting record date upon written request to Robert E. Alexander, Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.

                        BY ORDER OF THE BOARD OF DIRECTORS

                                                        /s/ Robert E. Alexander
                        Robert E. Alexander
                        Secretary

Aiken, South Carolina
June 20, 2008

 APPENDIX A

SECURITY FEDERAL CORPORATION

Nominating Committee Charter

I.  Purpose

The Nominating Committee (the ACommittee@) is appointed by the Board of Directors (the ABoard@) of Security Federal Corporation (the ACompany@):

$
to assist the Board, on an annual basis, by identifying individuals qualified to become Board members, and to nominate the director nominees for the elections to be held at the next annual meeting of shareholders;

$
to assist the Board in filling any vacancy that may arise on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancies; and

$	to lead the Board in its periodic evaluation of the performance of the Board.

II.  Composition and Qualifications

The Committee shall be comprised of three (3) or more directors as determined by the Board, all of whom shall be independent non-executive directors, who are not employees of the Company, its subsidiaries or affiliates, and meet the Aindependent@ definition of the NASD (Rule 4200).  Members of the Committee shall be appointed and removed only by the Board.  The Board shall appoint one member of the Committee as its Chair.  A majority of the members of the Committee present at any of its meetings shall constitute a quorum.

III.  Meetings

The Committee shall meet at least once annually, and at such other times as it deems necessary to fulfill its responsibilities and duties set forth in this Charter.

IV.  Responsibilities and Duties

The Committee shall have the primary responsibility to develop the criteria for the selection of new directors to the Board, including, but not limited to skills, experience, diversity, age, time availability, and such other criteria set forth in corporate policies or as the Committee shall determine to be relevant at the time.  The Committee shall have the authority to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process.

In addition, the Committee is responsible for establishing and administering the necessary processes associated with nominating potential directors, including, but not limited to, applications, screening, and interviewing prospective candidates; and finalizing its slate of candidates for recommendation to the Board.  These processes will apply to the filling of vacancies that may occur on the Board from time to time, and the election of directors at the annual meeting of shareholders.

The Committee is also responsible for the development and administration of the internal evaluation of the Board=s performance and any related individual Board member performance.  Such evaluations shall be used by the Committee in carrying out its nominating responsibilities.

A-1

Duties

1.
When Board vacancies occur, or otherwise at the direction of the Board, the Committee shall actively identify, recruit, interview, and evaluate individuals whom the Committee determines meet its criteria and standards for recommendation to the Board.

2.	The Committee shall be responsible for reviewing all candidates nominated by shareholders, and determining whether or not to include the candidate as a nominee in the Company=s proxy materials.

3.
The Committee shall nominate, on an annual basis, nominees for election as directors for the next annual meeting of shareholders and shall be responsible for administering the Company=s compliance with the election provisions of its Articles of Incorporation, Bylaws, and related policies.

4.
The Committee shall monitor the independence of the Board, to the extent that its nomination process ensures that the majority of the Board consists of independent directors as set forth in the Company=s policies.

5.
The Committee will establish, or identify and provide access to, appropriate orientation programs, sessions, or materials for newly elected directors of the Company for their benefit either prior to or within a reasonable period of time after their nomination or election as a director.\

6.
The Committee will provide a report of the Company=s nomination process, activities, and resulting nominations in connection with the proxy materials associated with the Company=s annual meeting of shareholders.

7.	The Committee shall annually review its own performance, as well as the adequacy of this Charter and related corporate policies. Any proposed changes shall be recommended to the Board for approval.

8.
Minutes of each meeting will be provided to the Board of Directors on a timely basis.  In addition, the Committee will make from time-to-time, special presentations to the Board of Directors on topics related to Committee activities or responsibilities.

V.  Authority

The Committee has the authority to implement the provisions of this Charter.  Furthermore, the Committee shall have the authority to retain any outside advisors at the Company=s expense, as the Committee may deem appropriate in its sole discretion, to assist it in carrying out its responsibilities and duties.

* * * *

Date Approved: May 20, 2004

A-2

APPENDIX B
SECURITY FEDERAL CORPORATION
2008 EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE

Section 1.1            General Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth and profitability of Security Federal Corporation to provide directors, advisory directors, officers and employees of Security Federal Corporation and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Security Federal Corporation

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award or any other benefit under this Plan.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are exercisable, following the Participant’s death.

Board means the Board of Directors of Security Federal Corporation and any successor thereto.

Change in Control means any of the following events:

(a)           any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board may be cast;

(b)           as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board;

(c)           the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

(d)           a tender offer or exchange offer for 25% or more of the total outstanding Shares of the Company is commenced (other than such an offer by the Company).

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means Security Federal Corporation, a state of South Carolina corporation, and any successor thereto.

Disability means a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  Notwithstanding the above, the term Disability in connection with Incentive Stock Options shall have the meaning specified in Section 22(e)(3) of the Code.

Effective Date means the date on which the Plan is approved by the stockholders of Security Federal Corporation

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

Fair Market Value means, with respect to a Share on a specified date:

(a)           If the Shares are listed on any established stock exchange, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Composite Tape or other comparable reporting system for the exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)           If the Shares are not traded on a national securities exchange but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, either (i) the weighted average of the sum of the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on each of the six preceding trading days before the applicable date, or (ii) such other method of determining Fair Market Value as is determined by the Committee in its sole discretion,  which method is consistent with the determination of the fair market value for purposes of valuing service recipient stock under Code Section 409A and the regulations thereunder; and

(c)           In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

Family Member means with respect to any Participant:

(a)           the lineal ascendants and lineal descendants of such Participant or his spouse, or any one or more of them, or

(b)           an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are, one or more of the lineal ascendants or lineal descendants of such Participant or his spouse, or wholly owned jointly by one or more of them and the Participant.

Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means the Security Federal Corporation 2008 Equity Incentive Plan, as amended from time to time.

Qualified Domestic Relations Order means a Domestic Relations Order that:

(a)           clearly specifies:

(i) The name and last known mailing address of the Option Holder and of each person given rights under such Domestic Relations Order;

(ii) the amount or percentage of the Option Holder’s benefits under this Plan to be paid to each person covered by such Domestic Relations Order;

(iii) the number of payments or the period to which such Domestic Relations Order applies; and

(iv) the name of this Plan; and

(b)           does not require the payment of a benefit in a form or amount that is:

(i) not otherwise provided for under the Plan; or

(ii) inconsistent with a previous Qualified Domestic Relations Order.

For the purposes of this Plan, a “Domestic Relations Order” means a judgment, decree or order, including the approval of a property settlement that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependent of a Participant.

Restricted Stock Award means an award of Shares or Share Units pursuant to Article VII.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, advisory director, officer or employee of the Company or any Affiliate.

Share means a share of common stock of Security Federal Corporation

Share Unit means the right to receive a Share at a specified future date.

Stock Appreciation Right means the right to receive a payment in Shares or in cash, as determined by the Committee, measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.

Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.

ARTICLE III
AVAILABLE SHARES

Section 3.1            Shares Available Under the Plan.

Subject to adjustment under Article IX, the maximum aggregate number of Shares representing Awards shall not exceed 50,000 Shares.  Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.

Section 3.2            Shares Available for Options and Stock Appreciation Rights.

Subject to adjustment under Article IX, the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights shall be 50,000 Shares, and the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights to any one individual in any calendar year shall be 5,000.

Section 3.3            Shares Available for Restricted Stock Awards.

Subject to adjustment under Article IX, the maximum number of Shares which may be issued upon award or vesting of Restricted Stock Awards under the Plan shall be 50,000 Shares and the maximum aggregate number of Shares which may be issued to any individual in any  calendar year upon award of Restricted Stock Awards shall be 5,000.

Section 3.4            Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued.

ARTICLE IV
ADMINISTRATION

Section 4.1            Committee.

(a)           The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or a successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

(b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2            Committee Powers.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a)           to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards to be issued or granted, and the terms and conditions thereof;

(b)           with the consent of the Participant, to the extent deemed necessary by the Committee, amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;

(c)           to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d)           to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1            Grant of Options.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.

(b)           Any Option granted shall be evidenced by an Award Agreement which shall:

(i) specify the number of Shares covered by the Option;

(ii) specify the Exercise Price;

(iii) specify the Exercise Period;

(iv) specify the Vesting Date;

(v) specify such performance-based or other criteria that the Committee determines to be appropriate as a condition or conditions to the Participant obtaining a nonforfeitable (vested) interest in the Option; and

(vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 5.2            Size of Option.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3            Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4            Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)           the date specified by the Committee in the Award Agreement;

(b)           the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability or a Termination for Cause;

(c)           the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;

(d)           as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)           the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5            Vesting Date.

(a)           The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i) if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Option shall be forfeited without consideration;

(ii) if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii) if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 5.6            Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)           Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

(b)           Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(c)           The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000.

(d)           Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7            Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii) delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i) in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii) by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8            Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9            Prohibition Against Option Repricing.

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is less than the Fair Market Value of the Shares, in exchange for another Option or Award.

ARTICLE VI
STOCK APPRECIATION RIGHTS

Section 6.1            Grant of Stock Appreciation Rights.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right.  A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right.  A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.  The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.

(b)           Any Stock Appreciation Right granted shall be evidenced by an Award Agreement which shall:

(i) specify the number of Shares covered by the Stock Appreciation Right;

(ii) specify the Exercise Price;

(iii) specify the Exercise Period;

(iv) specify the Vesting Date;

(v) specify such performance-based or other criteria that the Committee determines to be appropriate as a condition or conditions to the Participant obtaining a nonforfeitable (vested) interest in the Stock Appreciation Right;

(vi) specify that the Stock Appreciation Right shall be settled in Shares; and

(vii) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 6.2            Size of Stock Appreciation Right.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.

Section 6.3            Exercise Price.

The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 6.4            Exercise Period.

The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)           the date specified by the Committee in the Award Agreement;

(b)           the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability or a Termination for Cause;

(c)           the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;

(d)           as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)           the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.

A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 6.5            Vesting Date.

(a)           The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i) if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Award shall be forfeited without consideration;

(ii) if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii) if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 6.6            Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and

(ii) satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of either (i) a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (A) the Fair Market Value of a Share on the date of exercise over (B) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised, or (ii) a single sum cash payment equal to the dollar value of the number of Shares payable under (i), above, as determined by the Committee.  The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 6.7            Limitations on Stock Appreciation Rights.

(a)           A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder's death shall be transferred to the Stock Appreciation Right Holder's estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.

Section 6.8            Prohibition Against Stock Appreciation Right Repricing.

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right or to cancel the Stock Appreciation Right at a time when the Exercise Price is less than the Fair Market Value of the Shares, in exchange for another Stock Appreciation Right or Award.

ARTICLE VII
RESTRICTED STOCK AWARDS

Section 7.1            In General.

(a)           Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i) the number of Shares or Share Units covered by the Restricted Stock Award;

(ii) the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units;

(iii) the date of grant of the Restricted Stock Award;

(iv) the Vesting Date for the Restricted Stock Award;

(v) as to Restricted Stock Awards awarding Shares, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(vi) as to Restricted Stock Awards awarding Share Units, the rights of the Participant with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances, if any, prior to the Vesting Date pursuant to which Share Units shall be converted to Shares;

(vii) such performance-based or other criteria that the Committee determines to be appropriate as a condition or conditions to the Participant obtaining a nonforfeitable (vested) interest in the Restricted Stock Award;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)           All Restricted Stock Awards consisting of Shares shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant and held by the Committee, together with an irrevocable stock power executed by the Participant in favor of the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

The common stock evidenced hereby is subject to the terms of an Award Agreement between Security Federal Corporation and [Name of Participant] dated [Award Date] made pursuant to the terms of the Security Federal Corporation 2008 Equity Incentive Plan, copies of which are on file at the executive offices of Security Federal Corporation and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and the Shares distributed pursuant to such Award shall be distributable, during the lifetime of the Participant, only to the Participant.

Section 7.2           Vesting Date.

(a)           The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Shares or Share Units shall be forfeited without consideration;

(ii) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii) if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 7.3            Dividend Rights.

Unless otherwise set forth in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be paid to the Participant at the same time they are paid to all other shareholders of the Company.  The Committee shall determine in its sole discretion whether or not a Participant shall be entitled to the dividend rights described in this Section 7.3, and that determination shall be reflected in the Award Agreement.

Section 7.4            Voting Rights.

Unless otherwise set forth in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.  The Committee shall determine in its sole discretion whether or not a Participant shall be entitled to the voting rights described in this Section 7.4, and that determination shall be reflected in the Award Agreement.

Section 7.5            Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 7.6            Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII
SPECIAL TAX PROVISION

Section 8.1            Tax Withholding Rights.

Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE IX
AMENDMENT AND TERMINATION

Section 9.1            Termination

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 9.2            Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Section 9.3            Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, as it determines appropriate, equitably and proportionately adjust any or all of:

(i) the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii) the Exercise Price of Options and Stock Appreciation Rights.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE X
MISCELLANEOUS

Section 10.1          Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended.  The Plan also is intended not to be, in any respect, a nonqualified deferred compensation plan, subject to Section 409A of the Code. The Plan shall be construed and administered so as to effectuate these intentions.

Section 10.2          No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, advisory director or employee of the Company.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

Section 10.3          Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 10.4          Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of South Carolina without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 10.5          Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 10.6          Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 10.7          Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

Security Federal Corporation
        238 Richland Avenue West
                Aiken, South Carolina   29801
                Attention:  Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.

Section 10.8          Approval of Shareholders.

The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the date the Board adopts the Plan.

REVOCABLE PROXY
SECURITY FEDERAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
July 17, 2008

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation (ASecurity Federal@) with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Newberry Hall, located at 117 Newberry Street, SW, Aiken, South Carolina, on July 17, 2008, at 2:00 p.m., Eastern time, and at any and all adjournments or postponements thereof, as follows:

		FOR	VOTE WITHHELD

1.	The election as directors of the nominees listed
below for a three year term (except as marked to the
	contrary below).	[ ]	[ ]

Robert E. Alexander
William Clyburn
Frank M. Thomas, Jr.

INSTRUCTION: To withhold your vote for any
individual nominee, write that nominee=s name
on the line below.

		FOR	AGAINST	ABSTAIN

2.	The adoption of the Security Federal Corporation
	2008 Equity Incentive Plan	[ ]	[ ]	[ ]

3.	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote AFOR@ each of the proposals above.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the propositions stated.  If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the meeting or at any adjournment or postponement thereof and after notification to the Secretary of Security Federal at the meeting of the shareholder=s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Security Federal prior to the execution of this proxy of Notice of Annual Meeting of Shareholders, a proxy statement for the Annual Meeting of Shareholders and an Annual Report to Shareholders.

Dated: ____________ , 2008

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the mailing label.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, only one signature is required, but each holder should sign, if possible.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.